UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

current report

pursuant to section 13 or 15(D)

of the securities exchange act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

Bayview Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41890	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 627-0058

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	BAYAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BAYA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	BAYAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on September 22, 2026, Bayview Acquisition Corp., a Cayman Islands exempted company (the “Company”) received two written notices from the Listing and Hearing Review Council (the “Council”) of Nasdaq stating that the Council had affirmed the Hearings Panel (the “Panel”) of Nasdaq’s previous decisions to (a) set the June 19, 2026 deadline for the Company to complete its business combination with Oabay Inc., a Cayman Islands exempted company limited by shares, and (b) thereafter, suspend the trading of the Company’s securities.

On October 30, 2026, the Company received a written notice from Nasdaq stating that Nasdaq’s board of directors declined to call the above-mentioned decisions for review and that Nasdaq would proceed with removing the Company’s securities from listing. The Company anticipates that Nasdaq will file a Form 25-NSE with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq. As of the date of this Current Report on Form 8-K, Nasdaq has not filed a Form 25-NSE.

As previously disclosed, the Company is seeking quotation on the OTC Markets. On September 16, 2026, the Company’s market maker filed a Form 211 with The Financial Industry Regulatory Authority (FINRA), to initiate a public quotation for the Company’s Ordinary Shares on the OTC Pink Market.

Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements are subject to certain risks and uncertainties that may cause the Company’s actual results to differ from the expectations expressed in the forward-looking statements. There can be no assurance that the Company will achieve such expectations. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2026	Bayview Acquisition Corp

	By:	/s/ Xin Wang
	Name:	Xin Wang
	Title:	Chief Executive Officer and Director